1 National Fuel Gas Company Investor Presentation April 2015 Exhibit 99

Corporate
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,”
“intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements:  factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;
impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the price of natural gas or oil; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal;
changes in price differentials between similar quantities of natural gas or oil sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; changes in demographic patterns and weather conditions;
changes in the availability, price or accounting treatment of derivative financial instruments; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services;  the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-
retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.
Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see
“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2014 and the Forms 10-Q for the quarters ended December 31, 2014 and March 31, 2015. The
Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.
Safe Harbor For Forward Looking Statements

CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
NJ
MD
NATIONAL FUEL
SENECA RESOURCES ACREAGE
UTILITY SERVICE AREA

Corporate
3 Million BBls of Annual Crude Oil Production
$265 Million of Midstream Adjusted EBITDA
(2)
800,000+ Net Acres in Pennsylvania
1.9 Tcfe of Proved Reserves
(1)
Quality Assets, Exceptional Location, Unique Integration

(1) Total proved reserves are as of September 30, 2014.
(2) For the trailing twelve months ended March 31, 2015. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the
Business is included at the end of this presentation.

Corporate
Unique Integrated Business Model Provides Competitive Advantage
The National Fuel Value Proposition

(1)  Per NGI’s Shale Daily
(January 5, 2015).  The Company  has identified 780,000 acres as prospective in Marcellus Shale.
800,000+ net acres in Pennsylvania – 2
nd
largest acreage position in Marcellus Shale
(1)
WDA mineral ownership = no royalty or drilling commitments
Stacked pay potential in Marcellus, Utica and Geneseo shales
Coordinated midstream infrastructure build-out
Opportunity for further pipeline expansion to accommodate Appalachian supply growth
Creating sustainable value for shareholders remains our #1 priority
Considerable Upstream and Midstream Growth Opportunities in Appalachia
Integration significantly reduces operational and financing costs
Diversified cash flows provide stability in challenging commodity price environment
Strong Balance Sheet and History of Disciplined Financial Management
Investment grade credit rating and liquidity to support Appalachian growth strategy
Disciplined capital investment focused on economic returns
112-year commitment to the dividend

Forest
Venango
Elk
Cameron
Clarion
Clearfield

Elk County
Cameron County

NY
Lake Erie
OH
PA

Corporate
Upstream & Midstream – Common Vision For Growth

Western Development Area
Tier I Acreage: 200,000 Acres
Clermont Gathering System
NFG Supply & Other Interconnects
High quality
Marcellus acreage
Connected to our
interstate pipeline
network
Pipeline capacity to premium
and alternate markets
Northern Access Projects
490 MMcf/d to Canada by 2016

Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
2010 to 2014: 11% CAGR
Adjusted EBITDA (Millions)
$1,250
$1,000
$750
$500
$250
$0
$632
$327
$121
$167
$668
$377
$111
$169
$704
$397
$137
$160
$852
$492
$161
$172
$953
$539
$64
$186
$165
$936
$503
$75
$190
$168
2010
2011
2012
2013
2014
TTM 3/31/15
Fiscal Year

Corporate
EBITDA Contribution by Segment

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.

National Fuel
$1,500
$1,000
$500
$0
Capital Expenditures (Millions)
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
$501
$398
$58
$854
$649
$129
$58
$977
$694
$80
$144
$58
$717
$533
$55
$56
$72
$970
$603
$138
$140
$89
$990 - $1,155
$525-$575
$125-$175
$225-$275
$115-$130
$1,075 - $1,250
$400-$475
$100-$125
$500-$550
$75-$100
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year

Corporate
Adjusting Capex to Capitalize on Opportunities

Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

2.5
2.0
1.5
1.0
0.5
0.0
1.98 x
1.75 x
1.89 x
1.89 x
1.77 x
1.85 x
2010
2011
2012
2013
2014
TTM 3/31/15
Fiscal Year
Average Debt /Adjusted EBITDA

Shareholders' Equity 59%

Corporate
Maintaining a Strong Balance Sheet

Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.
(1) Long-term debt of $1.649 billion and short-term debt of $157.5 million.
Total Debt
(1)
41%
$4.4 Billion
As of March 31, 2015
Debt/Adjusted EBITDA Capitalization

$2.00
$1.50
$1.00
$0.50
$0.00
Annual Dividend Rate
1970
1976
1982
1988
1994
2000
2006
2012
Annual Rate at Fiscal Year End

Corporate
Dividend Track Record

(1) As of April 29, 2015.
Current
Dividend Yield
(1)
2.4%
Dividend Consistency
Consecutive Dividend Payments 112 Years
Consecutive Dividend Increases 44 Years
Current Annualized Dividend Rate $1.54 per Share

Upstream Overview Exploration & Production 10

Natural Gas (Bcf)
Crude Oil (MMbbl)
4 Year CAGR: 29%
Total Proved Reserves (Bcfe)
2,500
2,000
1,500
1,000
500
0
700
428
45.2
935
675
43.3
1,246
988
42.9
1,549
1,300
41.6
1,914
1,683
38.5
2010
2011
2012
2013
2014
At September 30

Upstream
Proven Record of Reserve Growth

(1)  Represents a three-year average U.S. finding and development cost.
Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2007-2009 $5.35
2008-2010 $2.37
2009-2011
$2.09
2010-2012
$1.87
2011-2013
$1.67
2012-2014 $1.38
•
2014 F&D Cost = $1.15
•
Marcellus F&D: $1.00
•
327% Reserve
Replacement Rate
•
73% Proved Developed

SENECA RESOURCES

Gulf of Mexico (Divested in 2011)
East Division
West Division
~26% CAGR Since 2012
225
150
75
0
Annual Production (Bcfe)
49.6
13.3
16.5
19.8
67.6
43.2
19.2
83.4
62.9
20.5
120.7
100.7
20.0
160.5
139.3
21.2
155-175
134-153
21-22
2010
2011
2012
2013
2014
2015E
Fiscal Year

Upstream Marcellus Shale Driving Production Growth 12

Gulf of Mexico (Divested in 2011)
East Division
West Division
$1,000
$800
$600
$400
$200
$0
Capital Expenditures (Millions)
$398
$356
$28
$649
$596
$47
$694
$631
$63
$533
$428
$105
$603
$520
$83
$525 - $575
$485 - $525
$40-$50
$400 - $475
$370 - $425
$30-$50
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year

Upstream Disciplined Capital Spending 13

$4.00
$3.00
$2.00
$1.00
$0.00
Unit Cash Cost ($/Mcfe)
Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating & Transportation Expense (Gathering Only)
Lease Operating & Transportation Expense (Excl. Gathering)
$2.23
$0.21
$0.64
$1.17
$2.09
$0.18
$0.73
$0.17
$0.91
$2.01
$0.28
$0.65
$0.24
$0.76
$1.74
$0.14
$0.52
$0.34
$0.65
$1.65
$0.13
$0.40
$0.46
$0.57
$1.65
$0.10
$0.43
$0.51
$0.54
2010
2011
2012
2013
2014
2015E
Fiscal Year

Upstream
Highly Competitive Cost Structure

(1) Represents the midpoint of current General & Administrative Expense guidance of $0.40 to $0.45 per Mcfe for fiscal 2015.
(2) The total of the two LOE components represents the midpoint of current LOE guidance of $1.00 to $1.10 per Mcfe for fiscal 2015.
(3) The cost of firm transportation is reflected in price realizations (a deduction to gross revenues). As such, it is not included in LOE.
(1)
(2)
(2)
(3)

Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Erie
Warren
McKean
Potter
Tioga
Crawford
Forest
Venango
Elk
Mercer
Clarion
Lycoming
Clearfield
Blair
Juniata

Upstream
Marcellus Shale: Prolific Pennsylvania Acreage

Eastern Development Area (EDA)
• Mostly leased (16-18% royalty)
• No near-term lease expiration
• Limited development drilling until firm
transportation capacity on Atlantic
Sunrise becomes available in late 2017
o
Drilling activity will HBP key acreage
Western Development Area (WDA)
• Average net revenue interest (NRI): 98%
o
No lease expiration
o
No royalty on most acreage
• Highly contiguous
o
Significant economies of scale
• 1,700 to 2,000 locations de-risked
Seneca Lease
Seneca Fee
720,000 Acres 60,000 Acres

SENECA RESOURCES

DCNR Tract 007
- Utica exploration well
- 24-hour peak IP – 22.7 MMcf per Day
- Resource potential ~1 Tcf

DCNR Tract 595
- Productive Capacity: ~100 MMcf per Day
- 52 Total Marcellus Locations
- 44 Wells Producing[1]

DCNR Tract 100
- Productive Capacity: ~350 MMcf per Day
- 70 Total Marcellus Locations
- 58 Wells Producing[1]
- Opportunity for Geneseo development

MCKEAN
POTTER
TIOGA
MING
CLIN
SRC Acreage
Fee
Lease
Pipeline by Owner
Transco
Tennessee
NFG Midstream

Upstream
EDA Delivering Significant Growth

(1)  One well included in the total  for both Tract 595 and Tract 100 is drilled into and producing from the Geneseo Shale.
Covington – Fully Developed
• Productive Capacity: ~45MMcf per Day
• 47 Wells  Producing
Gamble
• 30 to 50 future Marcellus locations
• 1 Well Producing
• Opportunity for Geneseo development

Upstream
Focusing on WDA Development

Note: Assumes 6,000’ treated lateral length.
4 - 6 BCF/well
4 - 6 BCF/well
6 - 8 BCF/well
2-4 BCF/well
2-4 BCF/well
SRC Lease Acreage
SRC Fee Acreage
EOG Earned JV Acreage
Seneca’s Tier I Acreage:
• 200,000 Acres
• 860+ locations economic  at
realized prices <$2.70 /MMbtu
CRV
Hemlock
Ridgway

Upstream
Clermont/Rich Valley (CRV) Area

Currently Drilling
Drilled Wells
Producing Wells
Clermont/Rich Valley Area
•
200-250 Planned Horizontal Locations
•
Current Productive Capacity: 30 Wells; 95 MMcfd
•
IP Range: 5-11 MMcfd
Pad D08-G
Drilling 11 Wells
Pad C8-X
Drilling 7 wells
Pad E8-D
Drilling 8 wells
Pad E09-E
10 Wells Completing

Upstream
Marcellus Well Results

(1) Does not include a well drilled into and producing from the Geneseo Shale.
(2) Excludes 3 wells drilled and completed without sufficient production data for inclusion in table. Also excludes 2 wells now operated by Seneca that were drilled by a prior operator as part of a joint-venture.
Area
Producing Well
Count
Average IP Rate
(MMcfd)
Average
7-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Clermont/Rich Valley
(CRV) & Hemlock
Elk, Cameron &
McKean counties
25
(2)
7.7 6.9 5,558’
WDA Development Wells:
EDA Development Wells:
Area
Producing Well
Count
Average IP Rate
(MMcfd)
Average
7-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Covington
Tioga
County
47 5.2 4.7 4,023’
Tract 595
Tioga
County
43
(1)
7.4 6.1 4,765’
Tract 100
Lycoming
County
57
(1)
16.8 14.8 5,270’

$300
$200
$100
$0
$275
$208
$174
$154
Down 44% since 2012
FY 2012
FY 2013
FY 2014
FY 2015(1)

$300
$200
$100
$0
$248
$148
$109
$107
Down 57% since 2012
FY 2012
FY 2013
FY 2014
FY 2015(1)

Upstream
Marcellus Drilling and Completion Efficiencies

$8.7 MM
Well Cost $6.3 MM
Well Cost
Fiscal 2012 Average Development Well
Fiscal 2015
(1)
Average Development Well
Lateral Length: 5,100 ft
Measured Depth: 13,700 ft
Completion Stages: 20
Lateral Length: 7,200 ft
Measured Depth: 14,300 ft
Completion Stages: 38
Drilling Cost per Foot
(2)
Completion Cost per Stage
(2)
(000s)
(1) Estimated fiscal year-to-date through March 31, 2015.
(2) Includes dollars spent to drill and complete development wells only. Excludes exploration and delineation wells.

Upstream
Prospect Product
Locations
Remaining
to Be Drilled
Completed
Lateral
Length (ft)
Average
EUR
(Bcf)
BTU
$4.00
Dawn/Nymex
IRR %
$3.50
Dawn/Nymex
IRR %
15% IRR
Realized Price
DCNR 100 Dry Gas 13 5,582 13-14 1030
86% 57% $1.83
Gamble Dry Gas 28 4,605 10.5-11.5 1030
58% 50% $2.07
Clermont -
Rich Valley
Dry Gas 142 7,000 7.5-8.5 1050
41% 26% $2.31
Hemlock Dry Gas 157 7,000 6.5-7.5 1050
29% 18% $2.57
Ridgway Dry Gas 564 7,000 6-7 1111
26% 15% $2.69
Remaining
Tier 1
Dry Gas 1,020 7,000 5.5-6.5 1030 - 1100
21% 12% > $3.00
Future
Resource
Dry & Wet
Gas
1,620 7,000 5.5-6.5 1030 - 1350
14% 8% > $3.25
Marcellus Shale Program Economics

(1) Internal Rate of Return (IRR) is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.
(2) Additional delineation required.
(1)
(1)
(1) (1)
(2)
~2,000 WDA Locations Economic Below $4/MMbtu

Upstream
WDA Mineral Interests Significantly Enhance Returns

(1) Internal Rate of Return (IRR) includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.
($/Mcf)
The Seneca
Advantage
0% Royalty
Realized Price $ 2.31
Less: Royalty Payment (0.00)
Less: Cash Operating Expenses (0.65)
Cash Margin $ 1.66
Before Tax IRR
(1)
15%
A producer burdened by a 15% royalty would
require a $0.41 higher realized price to achieve
same level of economics as Seneca Resources
Producer
Paying
15% Royalty
$ 2.31
(0.35)
(0.65)
$ 1.31
8%
Clermont/Rich Valley Example

Upstream
Adding Long-Term Firm Transport to the Portfolio

(1) A large majority of the executed firm sales agreements continue for the remainder of the firm transportation contract term.
(2) Excludes throughput-based commodity charges, fuel charges and other surcharges.
Project
(Counterparty)
In-
Service
Date
Contract
Term
Delivery
Market
FT Capacity (Dth/day)
Matched Firm
Sales Contracts
Fiscal
2015
Fiscal
2016
Fiscal
2017
Fiscal
2018
Northeast Supply
Diversification
Project (TGP)
Nov.
2012
15 years Canada 50,000 50,000 50,000 50,000
Executed Contracts
50,000 Dth/d
for 10 years
Niagara Expansion/
TETCO (TGP & NFG)
Nov.
2015
15 years
Canada --- 158,000 158,000 158,000
Executed Contracts
140,000 Dth/d
for 15 years
TETCO --- 12,000 12,000 12,000
Northern Access
2016 (NFG/
TransCanada/
Union)
Late
2016
15 years
Canada
--- --- 350,000 350,000
Executed Contracts
75,000 Dth/d
for 7.5 years
Evaluating Further
Opportunities
TGP 200
(NY)
--- --- 140,000 140,000
Atlantic Sunrise
(Transco)
Nov.
2017
15 years
Mid-
Atlantic/
Southeast
--- --- --- 189,405
Executed Contracts
189,405 Dth/d
for first 5 years (1)
Total Firm Transportation Capacity 50,000 220,000 710,000 899,405
Weighted Average Reservation Charge per Dth (2) $0.29 $0.42 $0.56 $0.59

1,200
900
600
300
-
Dth per Day (Thousands)
2015
2016
2017
2018
2019
2020
2021
2022
2023
Fiscal Year

Upstream
Significant Base of Long-Term Firm Contracts

Atlantic Sunrise
Williams Co. (Transco)
189,405 Dth/d
Northern Access 2016
NFG , TransCanada & Union
490,000 Dth/d
Niagara Expansion / TETCO
TGP & NFG
170,000 Dth/d
Current Firm Sales
(1)
& FT
914,405 Dth per day (1)
Total Firm Contracts by FY 2018
(1) Includes base firm sales contracts not tied to firm transportation capacity.

CANADA
To Dawn
To TGP200
NY
Lake Erie
CLERMONT
OH
PA
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

Upstream
Reaching High Value Markets

Seneca FT Capacity by Fiscal 2018
(Dth per day)
Canadian Markets 558,000
Mid-Atlantic, Southeast & Other +   341,405
Total Firm Transport Capacity 899,405
To Mid-Atlantic
& Southeast
Markets
To Canadian
Markets

SENECA RESOURCES
Long-Term Firm Gross Sales (Avg Dth per Day)
600,000
500,000
400,000
300,000
200,000
100,000
0
Fixed Price
Dawn
Dominion SP
NYMEX
374,988
83,516 $3.46
85,536 Less: $0.46
205,936 Less: $0.53
390,936
100,000 $3.39
85,000 Less: $0.47
205,936 Less: $0.53
402,871
100,000 $3.39
59,674 Less: $0.22
71,739 Less: $0.52
171,458 Less: $0.31
408,936
100,000 $3.39
90,000 Less: $0.22
65,000 Less: $0.55
153,936 Less: $0.16
368,036
100,000 $3.39
115,000 Less: $0.22
25,000 Less $0.34
128,036 Less: $0.18
368,036
100,000 $3.39
115,000 Less: $0.22
25,000 Less: $0.34
128,036 Less: $0.18
Q3
Q4
Q1
Q2
Q3
Q4

Upstream
Firm Sales Provide Market for Appalachian Production

(1) Includes new 50,000 Dth per day firm sales contractstarting May1, 2015at$3.00 per Dth.
(2) EDA and WDA carry an average net revenue interest (NRI) of 82% - 84% and 98%, respectively.
Note: Values shown represent the price or differential to a reference price (netback price) at the point of sale, including the cost of all related downstream transportation.
EDA (2) 280,036 /d 280,036 /d 226,993 /d 200,036 /d 160,036 /d 160,036 /d
WDA (2) 94,952 /d 110,900 /d 175,878 /d 208,900 /d 208,000 /d 208,000 /d
Fiscal 2015 Fiscal 2016
Pricing Index Key:
EDA/WDA Split:
(1)

NYMEX
Dominion
Dawn & MichCon
SoCal
Natural Gas Swaps (Million MMBtu)
100
75
50
25
0
41.9
12.4
28.9
65.7
14.5
18.8
32.4
46.8
11.0
12.7
23.1
5.6
5.6
2015(2)
2016
2017
2018
Fiscal Year

Upstream
Natural Gas Financial Hedge Positions
(1)

(1) Excludes fixed price physical firm sales.
(2) For the remaining six months of fiscal 2015. A table of volumes and average hedge prices by index are included in the Appendix.

Total Production (Bcfe)
200
150
100
50
0
73.5 Bcf
27.9 Bcf
12.0 Bcf
16.1 Bcf
5.7 Bcf(3)
134-153 Bcf
FYTD East Division Production
NYMEX Firm Sales
DOM Firm Sales
Fixed Price Sales
Spot Sales Production
Total East Division Production

Upstream
FY 2015 Production – Firm Sales & Spot Exposure

(1) Spot price assumptions reflected in fiscal 2015 earnings guidance range.
(2) Indicates firm sales not backed by financial hedges.  DOM Firm Sales include 3.7 Bcf of non-operated  WDA production volumes.
(3) EPS guidance assumesspot volumes aresoldat $1.75 - $2.00 per Mcf.
Firm Sales with Price Certainty
56 Bcf Realizing ~$3.60/Mcf
4.6 Bcf of Additional Basis Protection
4.0 Bcf
(2)
4.3 Bcf
(2)

Total Production (Bcfe)
250
200
150
100
50
0
99 Bcf
34 Bcf
47 Bcf -
55 Bcf
180 - 188 Bcf
Hedged
Firm & Fixed Sales
Unhedged
Firm Sales
Spot Market
Exposure

Upstream
FY 2016 Productive Capacity
(1)

FY 2016 Productive Capacity Summary
Hedged Firm & Fixed Sales 99 Bcf
Unhedged Firm Sales (2) 34 Bcf
Productive Capacity Exposed to Spot 47 - 55 Bcf
Total East Div. Productive Capacity 180 - 188 Bcf
West Division (California) 20 - 22 Bcfe
Total SRC Productive Capacity 200 - 210 Bcfe
Total
East Division
Productive Capacity
Price Certainty
at ~$3.60 /Mcf
(1) Productive capacity reflects firm sales commitments and assumes no price-related curtailments on projected production exposed to local Appalachian spot pricing.
Productive capacity is not intended to reflect production guidance for fiscal 2016.
(2) Unhedged firm sales includes non-operated  WDA production volumes.
(2)

Upstream
Utica/Point Pleasant: Industry Activity

Range
59 Mmcf/d
Rice
42 Mmcf/d
Shell
26.5 Mmcf/d
PGE PGE
Permitted Permitted
Drilling Drilling
Completed Completed
Production Production
Seneca Vert. Seneca Vert.
Seneca Horiz. Seneca Horiz.
MHR
46 Mmcf/d
Color-filled contours are Trenton TVDSS; CI = 1000’
Seneca - DCNR 007
IP: 22.7 MMcfd
Seneca – Mt. Jewett
IP: 8.9 MMcfd

DCNR Tract 001
✓ Future Location
Potter
Tioga
Covington
✓ Future Location
DCNR Tract 007
✓ IP: 22.7 MMcfd
✓ Lateral Length: 4,640'
✓ Potential locations: ~ 70
✓ Anticipated Development Well Cost: $7-$10 Million (5,500' Lat.)
meron
Lycoming
Clinton
SRC Acreage
Fee
Lease

Upstream
Utica/Point Pleasant Shale: EDA Opportunities

Shell: Gee
11.2 Mmcf/d
PGE
Currently Drilling
Permitted Permitted
Drilling Drilling
Completed Completed
Producing Producing
Seneca Seneca
Horizontal Horizontal
Shell: Neal
26.5 Mmcf/d
Other Operators Other Operators

SENECA RESOURCES

DISTRICT 5
Coalinga
Santa Maria
Bakersfield
DISTRICT 2
Ventura
DISTRICT 1
Palmdale
Santa Clarita

Gross Operated Daily Production (Boe/d)
6,000
4,500
3,000
1,500
0
FY 2010
TTM 3/31/15
4,500
4,100
500
1,550
1,700
1,700
1,200
1,100
800
1,600
750
North Midway Sunset
South Midway Sunset
South Lost Hills
North Lost Hills
Sespe
East Coalinga

Upstream
California: Stable Production; Modest Growth

East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15

Upstream
South Midway Sunset Development

252 Pool
97X Pool
SE Pool
251 Pool
B Pool
A Pool
Extended Pool Boundary
Original Pool Boundary
Existing Wells
1000’
16X Pool
Seneca Acquired
in June 2009
Highlights Since Acquisition
•
Significantly increased daily production
•
Drilled 135 new producers
•
Added 3.8 MMBO of proven reserves
•
Increased steam capacity by 600%
•
Identified opportunities for additional
pool development

Upstream
Focused on High Return Opportunities

CALIFORNIA
Field
Average
Well Cost
Average
EUR
(MBO)
Estimated
IRR
@$55/Bbl
Fiscal 2015
Locations
South Midway Sunset $250,000 39 57% 36
North Midway Sunset $300,000 30 25% 15
East Coalinga $420,000 29 15% 5

11,000
10,000
9,000
8,000
7,000
Average Daily Net Production (BOE per Day)
4-6% CAGR
9,056
8,773
9,322
9,078
9,699
9,800 - 10,200
2010
2011
2012
2013
2014
2015 Forecast
Fiscal Year

Upstream California: Modest Growth Anticipated in 2015 35

FYTD 2015 West Division EBITDA per BOE[1]

Non-Steam Fuel LOE
$12.03
Steam Fuel
$4.20
G&A
$4.61
Production & Other Taxes
$3.21
Other Operating Costs
$2.99
EBITDA
$41.32

Upstream
Strong Margins Support Significant Free Cash Flow

Average Revenue
for FYTD 2015
(1)
$68.34 per BOE
(1) Reflects the six month period ended March 31, 2015.  Average revenue per BOE  includes impact of hedging.

Midstream Overview Pipeline & Storage Gathering 37

GATHERING PIPELINES
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
Erie
NY
PA
Gathering Segment Revenue
$120
$90
$60
$30
$0
Revenue (Millions)
$34.8
$70.6
$75 - $85
2010
2011
2012
2013
2014
2015E
Fiscal Year

Midstream
Covington
Gathering System
(In-Service)
Trout Run
Gathering System
(In-Service)
Gathering Interconnects
TGP 300
Transco
Gathering is the First Step to Reaching a Market

(1) Fiscal 2015 estimated revenue reflects projected throughput based on the range of Seneca’s Fiscal 2015 production guidance (155-175 Bcfe).
Clermont
Gathering System
(In-Service)
(1)

Fiscal Year Throughput by Project
(Covington & Trout Run Systems)

MMdth
150
125
100
75
50
25
0
7
31
45
5
51
45
48
87
35-40
95-100
2010
2011
2012
2013
2014
2015E
Covington
Trout Run

Bradford County
Mansfield
TGP
Wellsboro
Covington
COVINGTON GATHERING SYSTEM
Blossburg
Tioga County
Morris
Lycoming County
TROUT RUN GATHERING SYSTEM
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Linden
Clinton County
COMPRESSOR STATION
DEHYDRATION FACILITIES

Midstream
Gathering Supporting Seneca’s EDA Production

(1)  Fiscal 2015 estimated throughput reflects the midpoint  of Seneca’s Fiscal 2015 production guidance range (155-175 Bcfe).
• In-Service Date: November 2009
• Capacity: 220,000 Dth per day
• Interconnect: TGP 300
• Capital Expenditures (to date): $32 Million
Interconnects
(1)
• In-Service Date: May 2012
• Capacity: 466,000 to 585,000 Dth per day
• Interconnect: Transco – Leidy Lateral
• Capital Expenditures (to date): $163 Million
Covington Gathering System
Trout Run Gathering System

TGP 300
DOMINION
McKean County
Elk County
Cameron County
NATIONAL FUEL
CLERMONT 2014 EXPANSION
CLERMONT FUTURE EXPANSION
SENECA RESOURCES ACREAGE

Midstream
• In-Service:  July 2014
• Ultimate Trunkline Capacity:
o
Approx. 1 Bcf per day
• Interconnects:
o
TGP 300 (current)
o
NFG Supply Corporation
(Northern Access 2016)
• Capital Expenditures:
o
To date: $150 Million
o
2015
(1)
: $70 - $90 Million
Clermont Gathering System has Large Expandability

C
CInterconnect
Clermont Gathering System
C
Compressor Station
C
C
(1) For the remaining six months of fiscal 2015.

CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
WV
MD
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING PIPELINES
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

Midstream
Pipeline & Storage: Premier Appalachian Position

NFG is uniquely positioned to expand our regional pipeline systems and provide valuable outlets for producers and shippers in Appalachia
Canada
New England
& Northeast
Midwest &
Southeast
Mid-Atlantic

Lake Ontario
Erie
NY
PA
CLERMONT
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

Midstream
Major Expansion Designed for Canadian Deliveries

Northern Access 2015
Northern
Access 2015
(November 2015)
• Customer: Seneca Resources
• In-Service: November 2015
• System: NFG Supply Corp.
• Capacity: 140,000 Dth per day
o
Lease to TGP as part of their
Niagara Expansion project
• Interconnect
o
Niagara (TransCanada)
• Total Cost: $66 Million
• Major Facilities
o
23,000 HP Compression
• FERC Status
o
Certificate received Feb. 2015

Midstream
Northern Access 2016 Provides Access to Canada

Northern Access 2016
Northern
Access 2016
(Late 2016)
• Customer: Seneca Resources
• In-Service: Targeting Late 2016
• Capacity:  490,000 Dth/d
• Interconnects:
o
TransCanada – Chippawa
(350,000 Dth/d)
o
TGP 200 – East Aurora
(140,000 Dth/d)
• Total Cost: ~$451 Million
• FERC Status
o
Pre-filing: July 2014
o
Certificate filing: March 2015

CANADA
Lake Ontario
NY
Lake Erie
OH
PA
NJ
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

Midstream
Recent 3 rd Party Expansions Highly Successful

Completed Expansions
Capacity (Dth/day)
Northern Access 2012 320,000
Tioga County Ext. & Lamont 440,000
Line N & Mercer Expansion 458,000
Total New Capacity 1,218,000
Capital Cost ($Millions)
Northern Access 2012 $72
Tioga County Ext. & Lamont $72
Line N & Mercer Expansion $138
Total Capital Expenditures $282
Annual Revenues ($Millions)
Northern Access 2012 $16.1
Tioga County Ext. & Lamont $33.4
Line N & Mercer Expansion $23.1
Total Reservation Charges $72.6
Line N Projects
Northern
Access 2012
Tioga
County
Extension

CANADA
Lake Ontario
Lake Erie
OH
PA
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

Midstream
Pairing Line N Expansions with System Modernization

Westside Expansion &
Modernization
Mercer
(TGP Station 219)
Holbrook (TETCO)
Westside
Expansion &
Modernization
• In-Service: November 2015
• System: NFG Supply Corp.
• Capacity: 175,000 Dth per day
o
Range Resources (145,000 Dth/d)
o
Seneca Resources (30,000 Dth/d)
• Interconnect
o
Mercer (TGP Station 219)
o
Holbrook (TETCO)
• Total Cost: $86 Million
o
Expansion: $45 Million
o
Modernization: $41 Million
• Major Facilities
o
3,550 HP Compressor
o
23.3 miles – 24” Replacement Pipe
• FERC Status
o
Certificate received March 2015

CANADA
Lake Ontario
NY
Lake Erie
OH
PA
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

Midstream
Developing Unique Solutions for Shippers

Tuscarora Lateral
Tuscarora
Lateral
• In-Service: November 2015
• System: NFG Supply & Empire Pipeline
• New No-Notice Services
o
Precedent agreements executed with
RG&E, NYSEG & NFG Utility
o
Preserving 172,500 Dth per day (RG&E)
o
Preserving 20,000 Dth per day (NYSEG)
o
Retained Storage: 3.3 Bcf
o
New incremental transportation
capacity of 49,000 Dth per day
• Interconnect
o
Tuscarora (NFG/Supply)
• Total Cost: $58.5 Million
• Major Facilities
o
1,384 HP Compressor
o
17 miles – 12”/16” Pipeline
• FERC Status
o
Certificate received March 2015

NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
Lake
Lake Erie
NY
OH
A

Midstream
Significant Expansions Are Driving Growth

Total Expansion (2009-2016+)
Capacity
Additions
2,072,000 Dth/day
Planned Projects (2015+)
Precedent Agreements Executed
In-Service 2015 364,000 Dth/day
In-Service 2016+ 490,000 Dth/day
Delivering Gas North
Tioga County Extension
Northern Access 2012
Northern Access 2015
Northern Access 2016
Total Capacity
1,300 MDth/d
Other Projects
Lamont Compressor
Tuscarora Lateral
Total Capacity
139 MDth/d
Line N Corridor
Line “N” Expansion
Line “N” 2012 Expansion
Line “N” 2013 Expansion
Mercer Expansion
West Side Expansion
Total Capacity
633 MDth/d
Completed Projects (Since 2009)
Recent Capacity
Additions
1,218,000 Dth/day

Downstream Overview Utility Energy Marketing 48

CANADA
Lake Ontario
Lake Erie
MA
CT
PA
NJ
MD
UTILITY SERVICE AREA

Downstream
New York & Pennsylvania Service Territories

New York
Pennsylvania
Total Customers: 524,300
ROE: 9.1% (NY PSC Rate Case Settlement, May 2014)
Rate Mechanisms:
Total Customers: 213,500
ROE: Black Box Settlement (2007)
Rate Mechanisms:
o
Low Income Rates
o
Merchant Function Charge
o
Earnings Sharing
o
Revenue Decoupling
o
Weather Normalization
o
Low Income Rates
o
Merchant Function Charge (Uncollectibles Adj.)
o
90/10 Sharing (Large Customers)

Residential Usage
Usage Per Account[1] (Mcf)
120
110
100
90
80
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
12-Months Ended March 31

Industrial Usage
Usage Per Account[1] (MMcf)
35
30
25
20
15
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
12-Months Ended March 31

Downstream Utility: Shifting Trends in Customer Usage 50 (1) Weighted Average of New York and Pennsylvania service territories (assumes normal weather).

All Other O&M Expenses
O&M Pension Expense
O&M Uncollectible Expense
O&M Expense (Millions)
$250
$200
$150
$100
$50
$0
$181
$14
$13
$154
$179
$11
$16
$152
$177
$9
$16
$152
$178
$6
$20
$152
$193
$10
$33
$151
$195
$9
$30
$156
2010
2011
2012
2013
2014
12 Months Ended 3/31/15
Fiscal Year

Downstream A Proven History of Controlling Costs 51

Capital Expenditures for Safety
Total Capital Expenditures
Capital Expenditures (Millions)
$150
$120
$90
$60
$30
$0
$58.0
$58.4
$58.3
$72.0
$88.8
$115 - $130
$75-$100
$45.0
$44.3
$43.8
$48.1
$49.8
2010
2011
2012
2013
2014
2015E
2016E
Fiscal Year

Downstream
Utility: Strong Commitment to Safety

The Utility remains focused on maintaining the
ongoing safety and reliability of its system
Near-term increase due
to ~$60MM upgrade of
the Utility’s Customer
Information System and
~$25MM NRG Dunkirk
power plant project

Appendix 53

Appendix
Natural Gas Hedge Positions

(1) For the remaining six months of fiscal 2015.
(2) Includes new 50,000 Dth per day firm sales contract starting May 1, 2015 and ending on March 31, 2017 at $3.00 per Dth +/- NYMEX Henry Hub to Dawn differential.
Differential assumed to be $0.00  per Dth for presentation purposes.
(Volumes in thousands Mmbtu; Prices in $/Mmbtu)
Fiscal 2015
(1)
Fiscal 2016 Fiscal 2017 Fiscal 2018
Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price
NYMEX Swaps 28,920 $ 4.18 32,350 $ 4.24 23,130 $ 4.50 5,550 $4.59
Dominion
Swaps
12,420 $ 3.74 18,840 $3.78 12,720 $ 3.87 - -
SoCal Swaps 600 $ 4.35 - - - - - -
MichCon
Swaps
- - 9,000 $ 4.10 3,000 $ 4.10 - -
Dawn Swaps - - 5,490 $ 4.36 7,950 $ 4.14 - -
Fixed Price
Physical Sales
(2)
16,800 $ 3.42 36,600 $ 3.39 27,350 $ 3.51 1,550 $ 3.77
Total 58,740 $ 3.87 102,280 $ 3.84 74,150 $ 3.97 7,100 $ 4.41

Appendix
Crude Oil Hedge Positions

(1)  For the remaining six months of fiscal 2015.
Fiscal 2015
(1)
Fiscal 2016 Fiscal 2017 Fiscal 2018
Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price
Midway
Sunset
(MWSS)
Swaps
182,000 $68.62 36,000 $92.10 - - - -
Brent
Swaps
510,000 $98.32 933,000 $95.18 384,000 $92.30 75,000 $91.00
NYMEX
Swaps
198,000 $90.14 300,000 $86.09 - - - -
Total 890,000 $90.43 1,269,000 $92.95 384,000 $92.30 75,000 $91.00
(Volumes & Prices in Bbl)

Appendix
WDA Delineation Well Results

Area
Producing
Well Count
Peak  24-Hour
Rate (MMcfd)
Average
7-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Ridgway
Elk County
1 7.1 6.4 5,537’
Church Run
Elk & Jefferson
counties
2 4.8 4.5 4,690’
Hemlock
Elk County
2 5.4 5.2 7,067’
Owl’s Nest
Elk & Forest counties
1 6.1 5.8 6,137’
Sulger Farms
Jefferson County
1 6.1 5.6 5,778’

Appendix
Comparable GAAP Financial Measure Slides & Reconciliations

This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s ongoing operating results, for measuring the Company’s cash flow an
d liquidity, and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
The Company defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, depreciation, depletion and amortization, interest and other income, impairments, items impacting comparability and income taxes.

Appendix
National Fuel Gas Company

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 187,838 $            187,603 $            226,897 $            215,042 $               217,150 $               177,646 $
Exploration & Production - All Other Divisions Adjusted EBITDA 139,624               189,854               170,232               277,341                  322,322                  325,397
Total Exploration & Production Adjusted EBITDA 327,462 $            377,457 $            397,129 $            492,383 $               539,472 $               503,043 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 327,462 $            377,457 $            397,129 $            492,383 $               539,472 $               503,043 $
Pipeline & Storage Adjusted EBITDA 120,858               111,474               136,914               161,226                  186,022                  190,439
Gathering Adjusted EBITDA 2,021                     9,386                     14,814                  29,777                     64,060                     74,546
Utility Adjusted EBITDA 167,328               168,540               159,986               171,669                  164,643                  167,970
Energy Marketing Adjusted EBITDA 13,573                  13,178                  5,945                     6,963                        10,335                     11,686
Corporate & All Other Adjusted EBITDA 408                        (12,346)                (10,674)                (9,920)                      (11,078)                   (11,440)
Total Adjusted EBITDA 631,650 $            667,689 $            704,114 $            852,098 $               953,454 $               936,244 $
Total Adjusted EBITDA 631,650 $            667,689 $            704,114 $            852,098 $               953,454 $               936,244 $
Minus: Interest Expense (93,946)                (78,121)                (86,220)                (94,111)                   (94,277)                   (93,364)
Plus:  Interest and Other Income 9,855                     8,863                     8,842                     9,032                        13,631                     11,202
Minus: Income Tax Expense (137,227)              (164,381)              (150,554)              (172,758)                 (189,614)                 (128,390)
Minus: Depreciation, Depletion & Amortization (191,199)              (226,527)              (271,530)              (326,760)                 (383,781)                 (386,125)
Minus: Impairment of Oil and Gas Properties (E&P) -                         -                         -                         -                            -                            (120,348)
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) 6,780                     -                         -                         -                            -                            -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         50,879                  -                         -                            -                            -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         21,672                  -                            -                            -
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         (6,206)                   -                            -                            -
Minus: New York Regulatory Adjustment (Utility) -                         -                         -                         (7,500)                      -                            -
Plus: Reversal of Plugging and Abandonment Accrual (E&P) -                            4,140
Rounding -                         -                         (1)                            -                            -                            -
Consolidated Net Income 225,913 $            258,402 $            220,117 $            260,001 $               299,413 $               223,359 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period) 1,049,000 $         899,000 $            1,149,000 $         1,649,000 $           1,649,000 $           1,649,000 $
Current Portion of Long-Term Debt (End of Period) 200,000               150,000               250,000               -                            -                            -
Notes Payable to Banks and Commercial Paper (End of Period) -                         40,000                  171,000               -                            85,600                     157,500
Total Debt (End of Period) 1,249,000 $         1,089,000 $         1,570,000 $         1,649,000 $           1,734,600 $           1,806,500 $
Long-Term Debt, Net of Current Portion (Start of Period) 1,249,000            1,049,000            899,000               1,149,000               1,649,000               1,649,000
Current Portion of Long-Term Debt (Start of Period) -                         200,000               150,000               250,000                  -                            -
Notes Payable to Banks and Commercial Paper (Start of Period) -                         -                         40,000                  171,000                  -                            -
Total Debt (Start of Period) 1,249,000 $         1,249,000 $         1,089,000 $         1,570,000 $           1,649,000 $           1,649,000 $
Average Total Debt 1,249,000 $         1,169,000 $         1,329,500 $         1,609,500 $           1,691,800 $           1,727,750 $
Average Total Debt to Total Adjusted EBITDA 1.98 x 1.75 x 1.89 x 1.89 x 1.77 x 1.85 x
FY 2013
12-Months
Ended 3/31/15 FY 2014

Appendix
National Fuel Gas Company

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2015 FY 2016
FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Forecast Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 398,174 $   648,815 $   693,810 $   533,129 $   602,705 $   $525,000-575,000 $400,000-475,000
Pipeline & Storage Capital Expenditures 37,894 129,206 144,167 56,144 $     139,821 $   $225,000-275,000 $500,000-550,000
Gathering Segment Capital Expenditures 6,538 17,021 80,012 54,792 $     137,799 $   $125,000-175,000 $100,000-125,000
Utility Capital Expenditures 57,973 58,398 58,284 71,970 $     88,810 $     $115,000-130,000 $75,000-100,000
Energy Marketing, Corporate & All Other Capital Expenditures 773 746 1,121 1,062 $        772 $           - -
Total Capital Expenditures from Continuing Operations 501,352 $   854,186 $   977,394 $   717,097 $   969,907 $   $990,000-1,155,000 $1,075,000-1,250,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 150 $           - $            - $            - $            - $            - $                               - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2014 Accrued Capital Expenditures - $            - $            - $            - $            (80,108) $
Exploration & Production FY 2013 Accrued Capital Expenditures - - - (58,478) 58,478 - -
Exploration & Production FY 2012 Accrued Capital Expenditures - - (38,861) 38,861 - - -
Exploration & Production FY 2011 Accrued Capital Expenditures - (103,287) 103,287 - - - -
Exploration & Production FY 2010 Accrued Capital Expenditures (78,633) 78,633 - - - - -
Exploration & Production FY 2009 Accrued Capital Expenditures 19,517 - - - - - -
Pipeline & Storage FY 2014 Accrued Capital Expenditures - - - - (28,122)
Pipeline & Storage FY 2013 Accrued Capital Expenditures - - - (5,633) 5,633 - -
Pipeline & Storage FY 2012 Accrued Capital Expenditures - - (12,699) 12,699 - - -
Pipeline & Storage FY 2011 Accrued Capital Expenditures - (16,431) 16,431 - - - -
Pipeline & Storage FY 2010 Accrued Capital Expenditures - 3,681 - - - - -
Pipeline & Storage FY 2008 Accrued Capital Expenditures - - - - - - -
Gathering FY 2014 Accrued Capital Expenditures - - - - (20,084)
Gathering FY 2013 Accrued Capital Expenditures - - - (6,700) 6,700 - -
Gathering FY 2012 Accrued Capital Expenditures - - (12,690) 12,690 - - -
Gathering FY 2011 Accrued Capital Expenditures - (3,079) 3,079 - - - -
Gathering FY 2009 Accrued Capital Expenditures 715 - - - - - -
Utility FY 2014 Accrued Capital Expenditures - - - - (8,315)
Utility FY 2013 Accrued Capital Expenditures - - - (10,328) 10,328 - -
Utility FY 2012 Accrued Capital Expenditures - - (3,253) 3,253 - - -
Utility FY 2011 Accrued Capital Expenditures - (2,319) 2,319 - - - -
Utility FY 2010 Accrued Capital Expenditures - 2,894 - - - - -
Total Accrued Capital Expenditures (58,401) $    (39,908) $    57,613 $     (13,636) $    (55,490) $    - $                               - $
Eliminations - $            - $            - $            - $            - $            - $                               - $
Total Capital Expenditures per Statement of Cash Flows 443,101 $   814,278 $   1,035,007 $ 703,461 $   914,417 $   $990,000-1,155,000 $1,075,000-1,250,000